UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2017

(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

(952) 937-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the text of C.H. Robinson Worldwide, Inc.’s announcement regarding its financial results for the quarter ended December 31, 2016 and its earnings conference call slides.

Item 7.01	Regulator FD Disclosure

Commencing with the results for the quarter ended December 31, 2016, C.H. Robinson Worldwide, Inc. is now reporting operating results based on three reportable segments: North American Surface Transportation (“NAST”), Global Forwarding, and Robinson Fresh. The balance of the company’s business, including Managed Services and surface transportation outside of North America, is being reported in “All Other and Corporate.”

North American Surface Transportation (“NAST”) provides freight transportation services across North America through a network of offices in the United States, Canada, and Mexico. The primary services provided by NAST include truckload, less than truckload, intermodal, and domestic air.

Global Forwarding provides global logistics services through an international network of offices in North America, Asia, Europe, Australia, and South America and also contracts with independent agents worldwide. The primary services provided by Global Forwarding include ocean freight services, airfreight services, and customs brokerage.

Robinson Fresh provides sourcing services under the name of Robinson Fresh, which services primarily include the buying, selling, and marketing of fresh fruits, vegetables, and other perishable items. Robinson Fresh sources products from around the world and has a physical presence in North America, Europe, Asia, and South America. This segment often provides the logistics and transportation of the products they sell, in addition to temperature controlled transportation services for its customers.

Exhibit 99.3 to this report, which is incorporated herein by reference, recasts certain prior period results in 2016 and 2015 to conform with the company’s new segment reporting, and is being presented for informational purposes only. This information is unaudited and is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act if 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 31, 2017 of C.H. Robinson Worldwide, Inc.

99.2	Earnings conference call slides dated February 1, 2017

99.3	Supplemental segment information for 2016 and 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Troy A. Renner
Troy A. Renner Treasurer

Date: January 31, 2017

EXHIBIT INDEX

99.1	Press Release dated January 31, 2017 of C.H. Robinson Worldwide, Inc.

99.2	Earnings conference call slides dated February 1, 2017

99.3	Supplemental segment information for 2016 and 2015